                                                                               .
                                                                               .
                                                                               .

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

I.  RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                       660,050.46
Available Funds:
     Contract Payments due and received in this period                                                 2,240,546.05
     Contract Payments due in prior period(s) and received in this period                                130,738.86
     Contract Payments received in this period for next period                                           153,216.58
     Sales, Use and Property Tax payments received                                                        25,696.34
     Prepayment Amounts related to early termination in this period                                       15,799.17
     Servicer Advance                                                                                    260,694.43
     Proceeds received from recoveries on previously Defaulted Contracts                                       0.00
     Transfer from Reserve Account                                                                         2,393.24
     Interest earned on Collection Account                                                                 2,393.22
     Interest earned on Affiliated Account                                                                    69.18
     Proceeds from repurchase of Contracts per Contribution and Servicing
       Agreement Section 5.03                                                                                  0.00
     Amounts paid per Contribution and Servicing Agreement Section 7.01
       (Substituted contract < Predecessor contract)                                                           0.00
     Amounts paid under insurance policies                                                                     0.00
     Maintenance, Late Charges and any other amounts                                                      28,225.52
                                                                                                      -------------
Total Available Funds                                                                                  3,519,823.05
Less: Amounts to be Retained in Collection Account                                                       677,412.24
                                                                                                      -------------
AMOUNT TO BE DISTRIBUTED                                                                               2,842,410.81
                                                                                                      =============

DISTRIBUTION OF FUNDS:
     1.    To Trustee -  Fees                                                                                  0.00
     2.    To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                    130,738.86
     3.    To Noteholders (For Servicer Report immediately following the Final
             Additional Closing Date)
                a) Class A1 Principal and Interest                                                             0.00
                a) Class A2 Principal (distributed after A1 Note matures) and Interest                         0.00
                a) Class A3 Principal (distributed after A2 Note matures) and Interest                         0.00
                a) Class A4 Principal (distributed after A3 Note matures) and Interest                         0.00
                a) Class A5 Principal (distributed after A4 Note matures) and Interest                 2,317,149.67
                b) Class B Principal and Interest                                                         39,449.32
                c) Class C Principal and Interest                                                         79,217.34
                d) Class D Principal and Interest                                                         53,203.99
                e) Class E Principal and Interest                                                         68,648.10

     4.    To Reserve Account for Requirement per Indenture Agreement Section 3.08                             0.00
     5.    To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                a) Residual Interest (Provided no Restricting or Amortization Event in effect)             7,063.04
                b) Residual Principal (Provided no Restricting or Amortization Event in effect)           72,251.33
                c) Reserve Account Distribution (Provided no Restricting or Amortization
                     Event in effect)                                                                      2,393.24
     6.    To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
             Other Amounts                                                                                56,384.26
     7.    To Servicer, Servicing Fee and other Servicing Compensations                                   15,911.66
                                                                                                      -------------
TOTAL FUNDS DISTRIBUTED                                                                                2,842,410.81
                                                                                                      =============

                                                                                                      -------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting
  Event Funds (if any)}                                                                                  677,412.24
                                                                                                      =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                     $2,511,821.93
      - Add Investment Earnings                                                                            2,393.24
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                         0.00
      - Less Distribution to Certificate Account                                                           2,393.24
                                                                                                      -------------
End of period balance                                                                                 $2,511,821.93
                                                                                                      =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                            $2,511,821.93
                                                                                                      =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

III.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                    Pool A                                           31,548,570.27
                    Pool B                                            5,791,326.28
                                                                     -------------
                                                                                        37,339,896.55
Class A Overdue Interest, if any                                              0.00
Class A Monthly Interest - Pool A                                       173,254.23
Class A Monthly Interest - Pool B                                        31,804.03

Class A Overdue Principal, if any                                             0.00
Class A Monthly Principal - Pool A                                    1,652,200.87
Class A Monthly Principal - Pool B                                      459,890.54
                                                                     -------------
                                                                                         2,112,091.41
Ending Principal Balance of the Class A Notes
                    Pool A                                           29,896,369.40
                    Pool B                                            5,331,435.74
                                                                     -------------      -------------
                                                                                        35,227,805.14
                                                                                        =============

-----------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                  Principal Paid Per $1,000                              Ending Principal
Original Face $221,020,000                Original Face $221,020,000                             Balance Factor
       $  0.927781                               $  9.556110                                        15.938741%
-----------------------------------------------------------------------------------------------------------------

IV.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                    Class A1                                                  0.00
                    Class A2                                                  0.00
                    Class A3                                                  0.00
                    Class A4                                                  0.00
                    Class A5                                         37,339,896.55
                                                                     -------------
                                                                                        37,339,896.55
Class A Monthly Interest
                    Class A1 (Actual Number Days/360)                         0.00
                    Class A2                                                  0.00
                    Class A3                                                  0.00
                    Class A4                                                  0.00
                    Class A5                                            205,058.26
                                                                     -------------

Class A Monthly Principal
                    Class A1                                                  0.00
                    Class A2                                                  0.00
                    Class A3                                                  0.00
                    Class A4                                                  0.00
                    Class A5                                          2,112,091.41
                                                                     -------------
                                                                                         2,112,091.41
Ending Principal Balance of the Class A Notes
                    Class A1                                                  0.00
                    Class A2                                                  0.00
                    Class A3                                                  0.00
                    Class A4                                                  0.00
                    Class A5                                         35,227,805.14
                                                                     -------------      -------------
                                                                                        35,227,805.14
                                                                                        =============

CLASS A4

-----------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000         Ending Principal
Original Face $42,620,000        Original Face $42,620,000         Balance Factor
       $  4.81132                      $  49.556345                  82.655573%
-----------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

V.  CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                    Pool A                                              537,969.33
                    Pool B                                               98,763.97
                                                                        ----------
                                                                                           636,733.30
Class B Overdue Interest, if any                                              0.00
Class B Monthly Interest - Pool A                                         2,909.52
Class B Monthly Interest - Pool B                                           534.15
Class B Overdue Principal, if any                                             0.00
Class B Monthly Principal - Pool A                                       28,165.72
Class B Monthly Principal - Pool B                                        7,839.93
                                                                        ----------
                                                                                            36,005.65
Ending Principal Balance of the Class B Notes
                    Pool A                                              509,803.61
                    Pool B                                               90,924.04
                                                                        ----------         ----------
                                                                                           600,727.65
                                                                                           ==========

-----------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000         Ending Principal
Original Face $3,768,000         Original Face $3,768,000          Balance Factor
      $  0.913925                       $  9.555640                  15.942878%
-----------------------------------------------------------------------------------

VI.  CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                    Pool A                                            1,076,739.49
                    Pool B                                              197,727.21
                                                                      ------------
                                                                                         1,274,466.70

Class C Overdue Interest, if any                                              0.00
Class C Monthly Interest - Pool A                                         6,088.06
Class C Monthly Interest - Pool B                                         1,117.98
Class C Overdue Principal, if any                                             0.00
Class C Monthly Principal - Pool A                                       56,331.43
Class C Monthly Principal - Pool B                                       15,679.87
                                                                      ------------
                                                                                            72,011.30
Ending Principal Balance of the Class C Notes
                    Pool A                                            1,020,408.06
                    Pool B                                              182,047.34
                                                                      ------------       ------------
                                                                                         1,202,455.40
                                                                                         ============

----------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000         Ending Principal
Original Face $7,537,000        Original Face $7,537,000          Balance Factor
      $  0.956089                      $  9.554372                   15.954032%
----------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

VII.  CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                    Pool A                                              717,292.51
                    Pool B                                              131,685.25
                                                                        ----------
                                                                                           848,977.76

Class D Overdue Interest, if any                                              0.00
Class D Monthly Interest - Pool A                                         4,390.43
Class D Monthly Interest - Pool B                                           806.02
Class D Overdue Principal, if any                                             0.00
Class D Monthly Principal - Pool A                                       37,554.29
Class D Monthly Principal - Pool B                                       10,453.25
                                                                        ----------
                                                                                            48,007.54
Ending Principal Balance of the Class D Notes
                    Pool A                                              679,738.22
                    Pool B                                              121,232.00
                                                                        ----------         ----------
                                                                                           800,970.22
                                                                                           ==========

-----------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000         Ending Principal
Original Face $5,024,000         Original Face $5,024,000          Balance Factor
      $  1.034325                      $  9.555641                    15.942879%
-----------------------------------------------------------------------------------

VIII.  CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                    Pool A                                              898,217.08
                    Pool B                                              165,005.11
                                                                        ----------
                                                                                         1,063,222.19

Class E Overdue Interest, if any                                              0.00
Class E Monthly Interest - Pool A                                         7,298.01
Class E Monthly Interest - Pool B                                         1,340.67
Class E Overdue Principal, if any                                             0.00
Class E Monthly Principal - Pool A                                       46,942.86
Class E Monthly Principal - Pool B                                       13,066.56
                                                                        ----------
                                                                                            60,009.42
Ending Principal Balance of the Class E Notes
                    Pool A                                              851,274.22
                    Pool B                                              151,938.55
                                                                        ----------       ------------
                                                                                         1,003,212.77
                                                                                         ============

-----------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000         Ending Principal
Original Face $6,282,000         Original Face $6,282,000          Balance Factor
      $  1.375148                      $  9.552598                   15.969640%
-----------------------------------------------------------------------------------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                    Pool A                                            1,071,576.32
                    Pool B                                              196,208.45
                                                                      ------------
                                                                                         1,267,784.77

Residual Interest - Pool A                                                5,970.21
Residual Interest - Pool B                                                1,092.83
Residual Principal - Pool A                                              56,519.20
Residual Principal - Pool B                                              15,732.13
                                                                      ------------
                                                                                            72,251.33
Ending Residual Principal Balance
                    Pool A                                            1,015,057.12
                    Pool B                                              180,476.32
                                                                      ------------
                                                                                         ------------
                                                                                         1,195,533.44
                                                                                         ============

X.  PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                           15,911.66
 - Servicer Advances reimbursement                                                         130,738.86
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                          56,384.26
                                                                                           ----------
Total amounts due to Servicer                                                              203,034.78
                                                                                           ==========

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

XI.  AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   beginning of the related Collection Period                                                                      35,850,365.02

Aggregate Discounted Contract Balance of Additional Contracts acquired during
   Collection Period                                                                                                        0.00

Decline in Aggregate Discounted Contract Balance                                                                    1,877,714.37

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                   -------------
   ending of the related Collection Period                                                                         33,972,650.65
                                                                                                                   =============

Components of Decline in Aggregate Discounted Contract Balance:
   - Principal portion of Contract Payments  and Servicer Advances                               1,868,181.11

   - Principal portion of Prepayment Amounts                                                         9,533.26

   - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                   0.00

   - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
          Contracts during the Collection Period                                                         0.00

   - Aggregate Discounted Contract Balance of Substitute Contracts added during
          Collection Period                                                                              0.00

   - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
          during Collection Period                                                                       0.00
                                                                                                 ------------
                                  Total Decline in Aggregate Discounted Contract Balance         1,877,714.37
                                                                                                 ============

POOL B

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   beginning of the related Collection Period                                                                       6,580,716.30

Aggregate Discounted Contract Balance of Additional Contracts acquired during
   Collection Period                                                                                                        0.00

Decline in Aggregate Discounted Contract Balance                                                                      522,662.28

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                   -------------
   ending of the related Collection Period                                                                          6,058,054.02
                                                                                                                   =============

Components of Decline in Aggregate Discounted Contract Balance:
   - Principal portion of Contract Payments  and Servicer Advances                                 516,489.83

   - Principal portion of Prepayment Amounts                                                         6,172.45

   - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                   0.00

   - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
          Contracts during the Collection Period                                                         0.00

   - Aggregate Discounted Contract Balance of Substitute Contracts added during
          Collection Period                                                                              0.00

   - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
          during Collection Period                                                                       0.00

                                                                                                 ------------
                                  Total Decline in Aggregate Discounted Contract Balance           522,662.28
                                                                                                 ============

                                                                                                                   -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                  40,030,704.67
                                                                                                                   =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

XIII.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

         POOL A

                                                                                                   Predecessor
                                                          Discounted           Predecessor         Discounted
Lease #               Lessee Name                        Present Value           Lease #          Present Value
--------------------------------------------             -------------         -----------       ---------------
2199-001      Regional Radiology, LLC                    $1,112,975.58          1881-001         $  2,435,321.88
1231-041      Radnet Management, Inc.                    $  953,502.31
1560-013      Drew Medical inc                           $  342,866.78
              Cash                                       $   25,977.21
3323-002      Open MRI Ohio 1 Ventures, LLC              $  932,975.98          912-501          $    492,124.09
3330-002      Open MRI Texas Ventures, LLC               $  784,394.56          917-501          $    536,814.08
                                                                                917-502          $    578,192.91
                                                                                920-501          $     35,076.58
                                                                                1912-001         $     34,364.63

                                                         -------------                           ---------------
                                               Totals:   $4,152,692.42                           $  4,111,894.17

a) DISCOUNTED CONTRACT BALANCES OF ALL
   PREPAID CONTRACTS                                                                             $  4,111,894.17
b) ADCB OF POOL A AT CLOSING DATE                                                                $201,135,070.09
c) (CANNOT EXCEED 10% OVER THE LIFE OF
   THE POOL)                                                                                                2.04%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD         YES               NO  X
                                                                               ------            --------

         POOL B

                                                                                    Predecessor
                                            Discounted          Predecessor         Discounted
Lease #          Lessee Name               Present Value          Lease #          Present Value
------------------------------             -------------        -----------        -------------
                    NONE

                                           -------------                           -------------
                                 Totals:   $        0.00                           $        0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                           $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                                  $50,047,123.17
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)               0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                        $    0.00
b)  Total discounted Contract Balance of Substitute Receivables                         $    0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                $    0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD     YES       NO  X
                                                                           ------    -------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING

                                                                                                               Predecessor
                                                                   Discounted           Predecessor            Discounted
 Lease #                     Lessee Name                          Present Value           Lease #             Present Value
------------------------------------------------------            -------------         -----------          ---------------
408-502           Western Kentucky Diagnostic                     $  495,646.95          277-103             $  2,561,363.27
1042-501          Pinnacle Imaging, Inc.                          $1,631,421.93          1513-002            $    953,250.10
2375-001          Tuscarawas Ambulatory                           $1,286,730.05          1725-002            $    588,254.35
1097-506          Advanced Healthcare Resources                   $  675,567.93
                  Cash                                            $   13,500.87
2545-002          Presgar L.C.                                    $  964,543.83          2205-001            $  3,763,600.22
2907-001          Laser Vision Centers, Inc.                      $  472,557.70
2000667-2         Hartford Hospital, Inc.                         $  190,558.39
2004051-2         Health Care Solutions                           $  695,143.77
2004051-3         Health Care Solutions                           $  993,964.93
2004887-1         BBC Healthcare International, L.L.C.            $  212,022.60
2005804-1         Otsego Memorial Hospital                        $  236,366.53

                                                                  -------------                              ---------------
                                                        Totals:   $7,868,025.48                              $  7,866,467.94

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING
   CONTRACTS                                                                                                    7,866,467.94
b) ADCB OF POOL A AT CLOSING DATE                                                                            $201,135,070.09
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                        3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                  YES                  NO  X
                                                                                        ------               -------

         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                   Predecessor
                                                          Discounted           Predecessor          Discounted
Lease #                  Lessee Name                     Present Value           Lease #          Present Value
----------------------------------------------           -------------         -----------        --------------
1528-003         U.S. Neurosurgical, Inc.                $  642,004.10           960-501          $    82,012.38
2826-003         Newark Health Imaging, L.L.C.           $  205,317.69           960-502          $    28,390.17
2906-001         Laser Vision Centers, Inc.              $  496,511.61           1043-501         $   641,289.38
                 Cash                                    $    3,932.26           1043-502         $   596,073.73

                                                         -------------                            --------------
                                                Totals:  $1,347,765.66                            $ 1,347,765.66

 a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                     $ 1,347,765.66
 b) ADCB OF POOL B AT CLOSING DATE                                                                $50,047,123.17
*c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                           2.69%

         ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                  $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD         YES                NO  X
                                                                               ------             -------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 14, 2003

XV.  POOL PERFORMANCE MEASUREMENTS

1.  AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS                                 TOTAL OUTSTANDING CONTRACTS
This Month                              2,564,328.80           This Month                            40,030,704.67
1 Month Prior                           2,014,062.69           1 Month Prior                         42,431,081.32
2 Months Prior                              3,113.25           2 Months Prior                        44,835,598.57

Total                                   4,581,504.74           Total                                127,297,384.56

a) 3 MONTH AVERAGE                      1,527,168.25           b) 3 MONTH AVERAGE                    42,432,461.52

c) a/b                                          3.60%

2.       Does a Delinquency Condition Exist (1c > 6% )?
                                                                                             Yes                   No     X
                                                                                                 ---------            ---------

3.       Restricting Event Check

         A. A Delinquency Condition exists for current period?                               Yes                   No     X
                                                                                                 ---------            ---------
         B. An Indenture Event of Default has occurred and is then continuing?               Yes                   No     X
                                                                                                 ---------            ---------

4.       Has a Servicer Event of Default occurred?                                           Yes                   No     X
                                                                                                 ---------            ---------

5.       Amortization Event Check

         A. Is 1c  > 8% ?                                                                    Yes                   No     X
                                                                                                 ---------            ---------
         B. Bankruptcy, insolvency, reorganization; default/violation of any
              covenant or obligation not remedied within 90 days?                            Yes                   No     X
                                                                                                 ---------            ---------
         C. As of any Determination date, the sum of all defaulted contracts since the Closing date exceeds 6% of the ADCB on the Closing
              Date?                                                                          Yes                   No     X
                                                                                                ----------            ---------

6.       Aggregate Discounted Contract Balance at Closing Date                    Balance    $  251,182,193.26
                                                                                             -----------------

         DELINQUENT LEASE SUMMARY

Days Past Due        Current Pool Balance        # Leases
-------------        --------------------        --------
 31 - 60                  602,125.67                16
 61 - 90                   41,879.67                 4
91 - 180                2,564,328.80                16

         Approved By:
         Matthew E. Goldenberg
         Vice President
         Structured Finance and Securitization